Fees Summary	Jan. 06, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 18,311,173.65
Previously Paid Amount	0.00
Total Fee Amount	2,528.77
Total Offset Amount	0.00
Net Fee	$ 2,528.77